Amplify Bloomberg AI Value Chain ETF
Schedule of Investments
December 31, 2024 (Unaudited)

COMMON STOCKS - 99.7%	Shares	Value
Communication Services - 2.5%
Alphabet, Inc. - Class A	3,169	$599,891

Consumer Discretionary - 4.1%
Alibaba Group Holding Ltd.	36,100	382,937
Amazon.com, Inc. (a)	2,840	623,068
		1,006,005

Industrials - 2.3%
Vertiv Holdings Co. - Class A	5,034	571,913

Information Technology - 90.8%(b)
Advanced Micro Devices, Inc. (a)	3,098	374,207
Advantest Corp.	11,200	655,495
Appian Corp. - Class A (a)	15,657	516,368
Apple, Inc.	2,335	584,731
Arista Networks, Inc. (a)	5,348	591,114
ASML Holding NV	634	445,570
Atlassian Corp. - Class A (a)	3,098	753,991
Broadcom, Inc.	2,997	694,824
Cadence Design System, Inc. (a)	1,971	592,207
Ciena Corp. (a)	7,942	673,561
Confluent, Inc. - Class A (a)	25,751	719,998
Datadog, Inc. - Class A (a)	4,316	616,713
Dell Technologies, Inc. - Class C	4,398	506,826
DigitalOcean Holdings, Inc. (a)	12,346	420,628
Gitlab, Inc. - Class A (a)	10,559	595,000
HashiCorp, Inc. - Class A (a)	15,612	534,087
Hewlett Packard Enterprise Co.	25,690	548,482
Hon Hai Precision Industry Co. Ltd.	87,000	488,280
HP, Inc.	14,718	480,248
Intel Corp.	23,448	470,132
International Business Machines Corp.	2,344	515,282
Juniper Networks, Inc.	13,645	511,005
Lenovo Group Ltd.	368,000	477,531
Marvell Technology, Inc.	7,214	796,786
MediaTek, Inc.	14,000	604,249
Micron Technology, Inc.	5,180	435,949
Microsoft Corp.	1,272	536,148
MongoDB, Inc. (a)	1,995	464,456
Monolithic Power Systems, Inc.	566	334,902
NetApp, Inc.	4,292	498,215
NVIDIA Corp.	4,239	569,255
Oracle Corp.	3,100	516,584
Qualcomm, Inc.	3,135	481,599
Quanta Computer, Inc.	64,000	560,265
Samsung Electronics Co. Ltd.	11,619	419,883
SK Hynix, Inc.	4,072	481,011
Snowflake, Inc. - Class A (a)	4,617	712,911
Super Micro Computer, Inc. (a)	12,847	391,577
Synopsys, Inc. (a)	1,061	514,967
Taiwan Semiconductor Manufacturing Co. Ltd.	17,000	557,428
Western Digital Corporation (a)	7,982	475,967
		22,118,432
TOTAL COMMON STOCKS (Cost $24,111,131)		24,296,241

SHORT-TERM INVESTMENTS - 0.5%
Money Market Funds - 0.5%
Invesco Government & Agency Portfolio – Institutional Class, 4.42% (c)	110,573	110,573
TOTAL SHORT-TERM INVESTMENTS (Cost $110,573)		110,573

TOTAL INVESTMENTS - 100.2% (Cost $24,221,704)		24,406,814
Liabilities in Excess of Other Assets - (0.2)%		(37,241)
TOTAL NET ASSETS - 100.0%		$24,369,573
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

NV - Naamloze Vennootschap

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

Amplify Global Cloud Technology ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$24,296,241	$–	$–	$24,296,241
Money Market Funds	110,573	–	–	110,573
Total Investments	$24,406,814	$–	$–	$24,406,814

Refer to the Schedule of Investments for further disaggregation of investment categories.